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                                                                 Exhibit 10.3

                                                 3 Clock Tower Place
                                                   Maynard, MA 01754
                                                (phone) 978-461-7800     [LOGO]
                                                  (fax) 978-461-7999    EGGROCK
eCo-Share Agreement                            (url) www.eggrock.com    partners
================================================================================

This eCo-Share Agreement including all attachments ("Agreement") is made and entered into as of March 7, 2000 ("Effective Date"), by and between Eggrock Partners, Inc. ("Eggrock") with its principal place of business at 3 Clock Tower Place, Maynard, MA 01754 and c Me Run Corp. ("Client") with its principal place of business at 1740 Massachusetts Avenue, Boxborough, MA 01719.

1. Summary of Services & Fees.

------------------------------------------------------------------------------------------------------------

    Item                 eCo-Share Service                     Start Date        Frequency          Price
------------------------------------------------------------------------------------------------------------
     1     Profile: eCo-Share Instant Enterprise--eCRM                           One Time          $5,000
           Hub
------------------------------------------------------------------------------------------------------------
     2     Implementation: eCo-Share Instant Enterprise--                        One Time          $20,000*
           eCRM Hub
------------------------------------------------------------------------------------------------------------
     3     Shared Hosting and Application Management:           Commence-        Monthly           $199 per
           eCo-Share Instant Enterprise Implementation--        ment Date                           user per
           eCRM Hub                                                                                 month
------------------------------------------------------------------------------------------------------------
     4     Additional Services                                                   Monthly           $200/hour
                                                                              (as required)
------------------------------------------------------------------------------------------------------------

* this price reflects a standard Instant Enterprise implementation -- customizations of the Instant Enterprise are available for implementation at an additional fee -- customizations and the associated implementation fee will be determined during the Profile phase.

2. Term.

      2.1 The "Initial Term" of this Agreement will begin on the Profile start date and continue for a period of twenty-four (24) months from the Commencement Date (as defined below), unless sooner terminated by Eggrock or Client in accordance with paragraph 11. "Commencement Date" means the date after completion of the Implementation phase that Eggrock first notifies Client the Instant Enterprise is available for access by end users.

      2.2 Upon completion of the Initial Term and thereafter on each anniversary of the Commencement Date, this Agreement will automatically renew for one-year periods, unless Client gives written notice of its decision not to renew thirty
(30) days prior to expiration of the current term.

3. eCo-Share Services.

      3.1 Profile: Eggrock will facilitate a two day brainstorming and planning session with Client where, together, Client's strategic business concepts are captured and translated into design and implementation requirements. The Instant Enterprise's standard functionality will be thoroughly reviewed with Client and measured against the identified requirements. The output of the session will be documented and used to guide the Implementation phase. The following items will be included in the Profile document: business objectives, business value points (quantitative and qualitative), requirements map and critical success factors.

      3.2 Implementation: Immediately upon completion of the Profile phase, Eggrock will begin Implementation. During the Implementation phase, Eggrock will configure the user interface (labels and drop-down lists) of the Instant Enterprise and code the business rules in accordance with the Profile document. Any customizations identified in the Profile document chosen to be included by Client will also be implemented during this phase (the implementation price will be adjusted accordingly and documented by a change order to this Agreement). Once all configurations, business rules and any customizations have been completed, Eggrock will perform system and regression tests. In parallel with the implementation activities, Eggrock will configure the application server(s), database server(s), web server(s) and file storage devices (collectively "Server") residing in Eggrock's data center to support Client's Instant Enterprise.

      3.3 Shared Hosting: Eggrock will provide and maintain the shared Server environment for Client's use during the Term on a 7x24 basis. Shared hosting includes Internet connectivity from Eggrock's network hubs and points of presence ("Network"). Hosting activities include daily server


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backups, firewall log reviews, performance statistics reviews, Web trend reports, diagnostic reports and other monitoring to confirm that the Server Environment is able to respond to HTTP requests.

      3.4 Application Management: Eggrock will be Client's single point of contact for all technical and functional issues associated with the Instant Enterprise. The authorized Client representatives identified in Exhibit A will have access to Eggrock's Customer Assistance Center ("eCAC") to alert Eggrock to problems with the Instant Enterprise. Client may contact the eCAC on a 7x24 basis, however; only application critical problems (i.e. end users are not able to access the Instant Enterprise) will be addressed 7x24. Corrections to the Instant Enterprise to bring it in substantial compliance with the Profile document will be provided during normal business hours (Monday through Friday, 8:00 AM to 6:00 PM EST).

      3.5. Client may utilize the eCAC to request additional services associated with the Instant Enterprise, such as moderate changes/additions to the Instant Enterprise functionality, training and data conversion. These services will be provided on a time and materials basis at rate identified in section 1.

4. Fees and Payment.

      4.1 The fees for eCo-Share Services are set forth in paragraph 1. Eggrock will not increase Fees during the Initial Term of the Agreement, but may thereafter change Fees upon a thirty day written notice.

      4.2 The Fees will be invoiced as follows:

            4.2.1 Profile: The Profile fee will be invoiced upon delivery of the Profile document.

            4.2.2 Implementation: One half of the Implementation fee will be invoiced upon start of the implementation and the other half on the Commencement Date.

            4.2.3 Shared Hosting and Application Management: The first monthly fee will be invoiced at the end of the month in which the Commencement Date falls. Thereafter, the monthly fee will be invoiced in advance at the beginning of each month. First month fees for users activated in the middle of a month will be prorated.

            4.3.4 Additional Services: These fees will be billed monthly in arrears.

      4.3 Payments are due ten (10) business days after date of invoice. Accounts are in default if payment is not received within thirty (30) days after date of invoice. Accounts in default are subject to an interest charge on the outstanding balance of the lesser of 1.5% per month or the maximum rate permitted by law. Accounts in default are also subject to service interruption or termination. Any such interruption does not relieve Client of the obligation to pay amounts due.

      4.4 Fees are exclusive of any taxes which may be levied or assessed upon the equipment or eCo-Share Services. Any such taxes will be paid by Client.

5. Service Commitment.

      5.1. If Eggrock determines in its reasonable commercial judgment that the Instant Enterprise is unavailable for use by end users due to an outage caused solely by the items maintained by Eggrock, then Client will be credited a portion of the eCo-Share Shared Hosting and Application Management monthly fee as described below. The Instant Enterprise will be deemed to be unavailable if it is not responding to HTTP requests issued by Eggrock's monitoring software. Scheduled or routine maintenance will not be deemed to be Instant Enterprise unavailability.

            5.1.1 If the Instant Enterprise is unavailable for four or more consecutive hours during any calendar month, Eggrock, upon Client's request, will credit Client an amount equal to one days' service for the affected month.

      5.2 The remedies set forth in this paragraph will not apply if unavailability of the Instant Enterprise is due to Client's content, acts of Client or its agents, network unavailability outside of the Eggrock Network or events of force majeure.

      5.3 This paragraph sets forth Client's exclusive remedies for any unavailability of the Instant Enterprise. EGGROCK MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, FOR THE SERVICES OR ENVIRONMENT IT IS PROVIDING, AND DISCLAIMS ANY WARRANTY OF TITLE, MERCHANTABILITY, NON-INFRINGEMENT, YEAR 2000 COMPLIANCE OR REMEDIATION, OR FITNESS FOR A PARTICULAR PURPOSE.

6. Maintenance.

      6.1 Rountine maintenance of the eCo-Share Environment will be performed each Thursday from 1:00 AM - 3:00 AM EST.

      6.2 Emergency maintenance will be performed on Sundays from 12:00 AM to 4:00 AM EST.


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      6.3 Eggrock will provide Client with an email notification five days prior to any unscheduled maintenance that will impact use of the Instant Enterprise.

7. Unacceptable Use Policy. Client agrees to comply with Eggrock's Unacceptable Use Policy attached as Exhibit B. Eggrock may suspend the eCo-Share Services and/or terminate this Agreement upon written notice that Client has violated such policy.

8. Software License.

      8.1 Eggrock hereby grants Client a nonexclusive, nontransferable, worldwide license, without the right to grant sublicenses, to use the Instant Enterprise on the shared hosted environment (including any operating system or other software owned, licensed or developed by Eggrock provided in connection with the Instant Enterprise).

      8.2 Client will not, and will not permit others to, (a) modify, copy, or otherwise reproduce the Instant Enterprise in whole or in part; (b) reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code form or structure of the Instant Enterprise; (c) distribute, sublicense, assign, share, timeshare, sell, rent, lease, grant a security interest in, or otherwise transfer the Instant Enterprise or Client's right to use the Instant Enterprise.

      8.3 All right, title, and interest in and to the Instant Enterprise and all copyrights, patents, trademarks, or other intellectual property or proprietary rights shall remain exclusively with Eggrock and its Licensors.

9 Confidential Information.

      9.1 Each party acknowledges that it will have access to Confidential Information of the other party. Each party agrees that it will not use in any way, for its own account or the account of any third party, except for the performance of this Agreement, nor disclose to any third party (except as required by law or to that party's attorneys, accountants and other advisors as reasonably necessary), any of the other party's Confidential Information and will take reasonable precautions to protect the confidentiality of such information.

      9.2 As used herein, "Confidential Information" means any information and data, regardless of whether it is in tangible form, of either party that such party has either marked or identified as confidential or proprietary. Confidential Information will include, without limitation, the Instant Enterprise, information regarding business plans, strategies, methodologies, technology, Clients, employees and partners, products and the terms of this Agreement.

      9.3 Information will not be deemed Confidential Information hereunder if such information: (i) is known to the receiving party prior to receipt from the disclosing party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (ii) becomes known (independently of disclosure by the disclosing party) to the receiving party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the receiving party; or (iv) is independently developed by the receiving party.

10. Marketing Communications.

      10.1 Upon written consent by Client, Eggrock may reference this relationship with Client and utilize Client's name, logo and company profile in Eggrock marketing activities including:

            10.1.1 General Use: Client list, web site, sales/marketing collateral and advertising.

            10.1.2 Specific Programs: Case studies, press releases, white papers, direct marketing campaigns and seminars.

            10.1.3 Eggrock internal use.

      10.2 Eggrock may ask to include specific Client personnel to participate in various educational and marketing activities (such as seminars) to provide both parties with positive market awareness and exposure.

11. Termination.

      11.1 Termination for Cause. Either party will have the right to terminate this Agreement if: (i) the other party breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days after receipt of written notice, except in the case of (a) failure to pay fees, which must be cured within ten (10) days after receipt of written notice from Eggrock and (b) a breach of the Unacceptable Use Policy referenced in section 7, which must be cured within three (1) day after receipt of


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eCo-Share Agreement                                                     partners
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notice from Eggrock; (ii) the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; or (iii) the other party becomes the subject of an involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing.

      11.2 Early Termination. After the first anniversary of the Commencement Date, Client may terminate this Agreement upon a merger, consolidation, sale of its business or other such change in control event. The effective date of termination will be three (3) months after Eggrock's receipt of a written notice (the "Termination Period"). In the event of such termination, Client will reimburse Eggrock (a) immediately for all outstanding invoices and (b) within thirty (30) days after issuance of the termination notice, fees for the eCo-Share Services to be provided during the Termination Period, calculated as follows: the then current Shared Hosting and Application Management monthly fee multiplied by the highest number of users invoiced since the Commencement Date multiplied by three (3) months.

      11.3 Effect of Termination. Upon the effective date of expiration or termination of this Agreement: (a) Eggrock will immediately cease providing access to the Instant Enterprise; (b) any and all payment obligations of Client under this Agreement will become due immediately; (c) each party will return all Confidential Information of the other party in its possession at the time of expiration or termination and will not make or retain any copies of such Confidential Information; (d) Network space allocated by Eggrock must be returned to Eggrock; and (e) Eggrock will return Client Content in a standard text-based format

12. Limitation of Liability.

      12.1 Eggrock exercises no control over and accepts no responsibility or liability for the content of the information passing through the Instant Enterprise and the Eggrock Network.

      12.2 Use of any information obtained via the Eggrock Network is at Client's own risk. Eggrock specifically denies any responsibility for the accuracy or quality of information obtained through the eCo-Share Services.

      12.3 Eggrock assumes no responsibility for any encrypted data that is sent to, stored on or retrieved off of the Server. The technology used to encrypt data being transmitted to or from the Servers is licensed by Eggrock from one or more third parties and Eggrock makes no claims or warranties regarding the viability, effectiveness, integrity or robustness of these methods or the encryption used. Further, Eggrock is not responsible for and expressly disclaims any liability for the success or failure of a secure Server to properly encrypt data. By using a secure Server, Client assumes the risk that the encryption algorithm may not function properly such that the data being transmitted is visible to others.

      12.4 Eggrock assumes no responsibility for any commercial transactions attempted or completed involving the eCo-Share Services or for any third party software or other products used by Client in combination with the eCo-Share Services designed to enable such transactions. Client's rights and obligations with such third party software and other products are subject solely to any agreement(s) between Client and the applicable third party.

      12.5 Eggrock shall not be liable for any delay or failure in performance due to events of Force Majeure, which shall include without limitation acts of God, earthquake, labor disputes, changes in law, regulation or government policy, riots, war, fire, epidemics, acts or omissions of vendors or suppliers, equipment failures, transporting difficulties, or other occurrences which are beyond Eggrock's reasonable control.

      12.6 NEITHER CLIENT, EGGROCK OR EGGROCK'S LICENSORS AND PARTNERS SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES THAT RESULT FROM THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, ANY SUCH DAMAGES FOR LOST PROFITS OR LOSS OF DATA RESULTING FROM DELAYS, NONDELIVERIES, MISDELIVERIES OR SERVICE INTERRUPTIONS. EGGROCK'S, ITS LICENSORS' AND PARTNERS' AGGREGATE LIABILITY FOR ALL CLAIMS AND LIABILITIES ARISING HEREUNDER (WHETHER IN CONTRACT, TORT, OR OTHERWISE) SHALL NOT EXCEED THE LESSER OF TWELVE (12) TIMES THE MONTHLY FEE(S) OR $250,000.

13. Indemnification. Client agrees to indemnify and hold harmless Eggrock and its officers, directors, employees, agents, representatives and counsel from any and all losses, liabilities, damages, costs or expenses, whatsoever as incurred including without limitation, attorney's fees, arising out of business activities conducted by Client, or arising out of or relating to this Agreement.


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14. Survival. Paragraphs 4, 8, 9, 10, 12, 13, 14 and 16 will survive any expiration or termination of this Agreement.

15. Credit Clearance. Acceptance of this Agreement by Eggrock may be subject, in Eggrock's absolute discretion, to satisfactory completion of a credit check of Client. Activation of eCo-Share Services shall indicate Eggrock's acceptance of this Agreement. Use of the eCo-Share Services described herein constitutes acceptance of this Agreement by Client.

16. General.

      16.1 Relationship of the Parties. Nothing in this Agreement will be construed to imply a joint venture, partnership, or agency relationship between the parties, and Eggrock will be considered an independent contractor when performing services under this Agreement.

      16.2 Notices: All notices called for under this agreement will be in writing and given by personal delivery, certified mail, return receipt requested, or by commercial overnight courier, to the recipient's address set forth above or to such other address or addresses as either party may specify in writing to the other. Notice will be deemed given the date of personal delivery, the third business day after mailing, or the next business day after delivery to such courier (unless the return receipt or the couriers records evidence a later delivery).

      16.3 Amendments: This Agreement may not be amended or modified except by written agreement executed by both parties.

      16.4 Assignment: With the exception of an assignment to an entity that acquires a party by merger or purchase of substantially all of such party's assets, this Agreement may not be assigned by either party without the prior written consent of the other.

      16.5 Severability: Any provision of this Agreement which may be determined to be unenforceable under applicable law by a court of competent jurisdiction shall be considered severed from this Agreement and will not affect the enforceability of all remaining provisions.

      16.6 Waiver: No failure on the part of either party to exercise, and no delay in exercising, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted herein or by law.

      16.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts. Eggrock and Client agree to submit to the jurisdiction of the courts of the Commonwealth of Massachusetts in connection with any dispute or litigation arising out of this Agreement.

      16.8 Entire Agreement. This Agreement, including all attachments, contains the entire understanding between the parties with respect to the eCo-Share Services and supersedes any prior written or oral understandings and agreements.

================================================================================
ACCEPTED BY C ME RUN CORP.               ACCEPTED BY EGGROCK PARTNERS, INC.


/s/ Paula M. Hunter
---------------------------------        ---------------------------------------
SIGNATURE                                SIGNATURE

Paula M. Hunter
---------------------------------        ---------------------------------------
NAME                                     NAME

Vice President
---------------------------------        ---------------------------------------
TITLE                                    TITLE

3/22/00
---------------------------------        ---------------------------------------
DATE                                     DATE
================================================================================

Attachments:
      Exhibit A -- Authorized Representatives
      Exhibit B -- Unacceptable Use Policy


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14. Survival. Paragraphs 4, 8, 9, 10, 12, 13, 14 and 16 will survive any expiration or termination of this Agreement.

15. Credit Clearance. Acceptance of this Agreement by Eggrock may be subject, in Eggrock's absolute discretion, to satisfactory completion of a credit check of Client. Activation of eCo-Share Services shall indicate Eggrock's acceptance of this Agreement. Use of the eCo-Share Services described herein constitutes acceptance of this Agreement by Client.

16. General.

      16.1 Relationship of the Parties. Nothing in this Agreement will be construed to imply a joint venture, partnership, or agency relationship between the parties, and Eggrock will be considered an independent contractor when performing services under this Agreement.

      16.2 Notices: All notices called for under this agreement will be in writing and given by personal delivery, certified mail, return receipt requested, or by commercial overnight courier, to the recipient's address set forth above or to such other address or addresses as either party may specify in writing to the other. Notice will be deemed given the date of personal delivery, the third business day after mailing, or the next business day after delivery to such courier (unless the return receipt or the couriers records evidence a later delivery).

      16.3 Amendments: This Agreement may not be amended or modified except by written agreement executed by both parties.

      16.4 Assignment: With the exception of an assignment to an entity that acquires a party by merger or purchase of substantially all of such party's assets, this Agreement may not be assigned by either party without the prior written consent of the other.

      16.5 Severability: Any provision of this Agreement which may be determined to be unenforceable under applicable law by a court of competent jurisdiction shall be considered severed from this Agreement and will not affect the enforceability of all remaining provisions.

      16.6 Waiver: No failure on the part of either party to exercise, and no delay in exercising, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted herein or by law.

      16.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts. Eggrock and Client agree to submit to the jurisdiction of the courts of the Commonwealth of Massachusetts in connection with any dispute or litigation arising out of this Agreement.

      16.8 Entire Agreement. This Agreement, including all attachments, contains the entire understanding between the parties with respect to the eCo-Share Services and supersedes any prior written or oral understandings and agreements.

================================================================================
ACCEPTED BY C ME RUN CORP.               ACCEPTED BY EGGROCK PARTNERS, INC.


/s/ Paula M. Hunter                      /s/ Kevin H. Schwartz
---------------------------------        ---------------------------------------
SIGNATURE                                SIGNATURE

Paula M. Hunter                          KEVIN. H. SCHWARTZ
---------------------------------        ---------------------------------------
NAME                                     NAME

Vice President                           DIRECTOR
---------------------------------        ---------------------------------------
TITLE                                    TITLE

3/22/00                                  3/22/00
---------------------------------        ---------------------------------------
DATE                                     DATE
================================================================================

Attachments:
      Exhibit A -- Authorized Representatives
      Exhibit B -- Unacceptable Use Policy


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eCo-Share Agreement                                                     partners
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[BLANK]


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                                    EXHIBIT A
                           Authorized Representatives

The following Client representatives are the only individuals authorized to contact Eggrock's eCAC. A maximum of five individuals may be named. Client may modify the list of representatives at any time upon written notice.

--------------------------------------------------------------------------------
     Name               Title          Phone Number             Email
     ----               -----          ------------             -----
--------------------------------------------------------------------------------
Mary Lou Boise     Ops Mgr             978 263 0029       MBoise@cmerun.com
--------------------------------------------------------------------------------
JP Gallagher       Mktg Prog. Mgr      978 263 0029       JPGallagher@cmerun.com
--------------------------------------------------------------------------------
Warren Talbot      VP. Bus. Dev        978 263 0029       WTalbot@cmerun.com
--------------------------------------------------------------------------------
Colvin Curwen      VP. Development     978 263 0029       Ccurwen@cmerun.com
--------------------------------------------------------------------------------
Paula Hunter       VP. Sales & Mktg    978 263 0029       PHunter@cmerun.com
--------------------------------------------------------------------------------


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                                    Exhibit B
                             Unacceptable Use Policy

Eggrock prohibits users of the Instant Enterprise to engage in actions specified in the following Unacceptable Use Policy. Eggrock reserves the right to modify the policy at any time, effective upon written notice. Indirect or attempted violations of the policy, and actual or attempted violations by a third party on behalf of Client or a Client end user, shall be considered violations of the policy by Client.

      1. Illegal Use. The Instant Enterprise may be used only for lawful purposes. Transmission, distribution or storage of any material in violation of any applicable law or regulation is prohibited. This includes, without limitation, material protected by copyright, trademark, trade secret or other intellectual property right used without proper authorization and material that is obscene, defamatory, constitutes an illegal threat, or violates export control laws, or which contains any virus, Trojan horse, or disabling or distorting device or code.

      2. System and network security. Violations of system or network security are prohibited, and may result in criminal and civil liability. Eggrock will investigate incidents involving such violations and may involve and will cooperate with law enforcement if a criminal violation is suspected. Examples of system or network security violations include, without limitation, the following:

           2.1 Unauthorized access to or use of data, systems or networks, including any attempt to probe, scan or test the vulnerability of a system or network or to breach security or authentication measures without express authorization of the owner of the system or network.

           2.2 Unauthorized monitoring of data or traffic on any network or system without express authorization of the owner of the system or network.

           2.3 Interference with service to any user, host or network including, without limitation, mailbombing, flooding, deliberate attempts to overload a system and broadcast attacks.

            2.4 Forging of any TCP-IP packet header or any part of the header information in an email or a newsgroup posting.

      3. Email. Sending unsolicited mail messages, including without limitation, commercial advertising and informational announcements, is explicitly prohibited. A user shall not use another site's mail server to relay mail without the express permission of the site.


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